SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 22, 2004

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414)  961-1000

Item 5.  Other Events and Regulation FD Disclosure.

        On January 22, 2004, Manpower Inc. (“Manpower”) issued a press release announcing that it has completed its exchange offer to acquire Right Management Consultants, Inc.  The press release is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 22, 2004 (incorporated by reference to Manpower’s filing pursuant to Rule 425 under the Securities Act of 1933 on January 22, 2004).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2004	MANPOWER INC.

By: /s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 22, 2004 (incorporated by reference to Manpower’s filing pursuant to Rule 425 under the Securities Act of 1933 on January 22, 2004).